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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC  20549

                                  FORM 8-K

                               CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): June 17, 1998

                              DAOU SYSTEMS, INC.
            (Exact name of registrant as specified in its charter)

                                   DELAWARE
                 (State or other jurisdiction of incorporation)


            0-22073                                330284454
   (Commission File Number)            (IRS Employer Identification No.)


              5120 Shoreham Place, San Diego, California  92122
        (Address of principal executive offices, including zip code)

                                (619) 452-2221
             (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS.

     The registrant incorporates by reference herein the press release dated June 17, 1998, attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

     (i)  Exhibit 99.1
          Press Release dated June 17, 1998.


                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: June 19, 1998                    DAOU SYSTEMS, INC.



                                        By: /s/ DANIEL J. DAOU
                                            -------------------------
                                            Daniel J. Daou, President